Exhibit 99.1

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On June 23, 2021, CTO Realty Growth, Inc. (the “Company” or “CTO”) completed the acquisition of a mixed-use center in the Dallas-Fort Worth, Texas Metropolitan Area ( “The Shops at Legacy”) from an affiliate of an investment management company (the “Shops at Legacy Seller”) for a purchase price of $72.5 million. There is no material relationship between the Company or any director or officer of the Company, or any associate of any director or officer of the Company, and the Shops at Legacy Seller, other than with respect to the Company’s acquisition of The Shops at Legacy. The acquisition was funded using (a) available cash, (b) 1031 like-kind exchange proceeds generated from certain of the Company’s previously completed property dispositions, (c) proceeds from the Company’s partial exercise of its accordion option on its existing term loan, and (d) proceeds from the Company’s revolving credit facility, and was structured as a reverse like-kind exchange in order to account for possible future dispositions of income properties by the Company.

On December 2, 2021, the Company completed the acquisition of a retail center in the Raleigh, North Carolina Metropolitan Area (“Beaver Creek Crossings”) from a partnership between (i) a real estate developer and owner and (ii) an institutional money manager (combined, the “Beaver Creek Seller”) for a purchase price of $70.5 million. There is no material relationship between the Company or any director or officer of the Company, or any associate of any director or officer of the Company, and the Beaver Creek Seller, other than with respect to the Company’s acquisition of Beaver Creek Crossings. The acquisition was funded using (a) available cash, (b) 1031 like-kind exchange proceeds generated from certain of the Company’s previously completed property dispositions, and (c) proceeds from the Company’s revolving credit facility.

The following unaudited pro forma consolidated balance sheet as of September 30, 2021, unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2021, and unaudited pro forma consolidated statement of operations for the year ended December 31, 2020 (collectively, the “Unaudited Pro Forma Financials”) give effect to the acquisitions of The Shops at Legacy and Beaver Creek Crossings. The adjustments in the Unaudited Pro Forma Financials are referred to herein as the “2021 Acquisition Transaction Accounting Adjustments.”

2021 Acquisition Transaction Accounting Adjustments

The Unaudited Pro Forma Financials present the effects of the acquisitions of The Shops at Legacy and Beaver Creek Crossings, collectively referred to herein as the “Properties”, as though they had occurred on January 1, 2020, the beginning of the earliest applicable reporting period.

Unaudited Pro Forma Financials

The Unaudited Pro Forma Financials are based on the estimates and assumptions as of the date of this Current Report on Form 8-K set forth in the notes to the Unaudited Pro Forma Financials, which are preliminary and have been made solely for the purpose of developing such pro forma information. The Unaudited Pro Forma Financials are not necessarily indicative of the financial position or operating results that would have been achieved had the acquisitions of the Properties occurred on the dates indicated, nor are they necessarily indicative of the Company’s future financial position or operating results. Assumptions underlying the adjustments to the Unaudited Pro Forma Financials are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Financials.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2021

(In thousands, except share and per share data)

	Historical	2021 Acquisition Transaction Accounting Adjustments - Beaver Creek Crossings	Notes	Pro Forma
ASSETS
Real Estate:
Land, at Cost	$162,297	$21,371	[A]	$183,668
Building and Improvements, at Cost	256,902	39,170	[A]	296,072
Other Furnishings and Equipment, at Cost	701	—		701
Construction in Process, at Cost	1,675	—		1,675
Total Real Estate, at Cost	421,575	60,541		482,116
Less, Accumulated Depreciation	(22,385)	—		(22,385)
Real Estate—Net	399,190	60,541		459,731
Land and Development Costs	6,702	—		6,702
Intangible Lease Assets—Net	64,624	11,029	[A]	75,653
Assets Held for Sale	835	—		835
Investment in Joint Ventures	25,575	—		25,575
Investment in Alpine Income Property Trust, Inc.	37,468	—		37,468
Mitigation Credits	3,405	—		3,405
Mitigation Credit Rights	21,573	—		21,573
Commercial Loan and Master Lease Investments	38,993	—		38,993
Cash and Cash Equivalents	7,005	—		7,005
Restricted Cash	68,546	(66,179)	[B]	2,367
Refundable Income Taxes	856	—		856
Deferred Income Taxes—Net	215	—		215
Other Assets	11,695	—		11,695
Total Assets	$686,682	$5,391		$692,073
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts Payable	$1,402	$—		$1,402
Accrued and Other Liabilities	12,716	2,800	[B]	15,516
Deferred Revenue	3,656	429	[B]	4,085
Intangible Lease Liabilities—Net	3,036	952	[A]	3,988
Liabilities Held for Sale	831	—		831
Long-Term Debt	229,894	1,210	[B]	231,104
Total Liabilities	251,535	5,391		256,926
Stockholders’ Equity:
Preferred Stock – 100,000,000 shares authorized; $0.01 par value, 6.375% Series A Cumulative Redeemable Preferred Stock, $25.00 Per Share Liquidation Preference, 3,000,000 shares issued and outstanding at September 30, 2021	30	—		30
Common Stock – 500,000,000 shares authorized; $0.01 par value, 5,960,912 shares issued and outstanding at September 30, 2021	60	—		60
Additional Paid-In Capital	86,899	—		86,899
Retained Earnings	348,681	—		348,681
Accumulated Other Comprehensive Loss	(523)	—		(523)
Total Stockholders’ Equity	435,147	—		435,147
Total Liabilities and Stockholders’ Equity	$686,682	$5,391		$692,073

See accompanying notes to unaudited pro forma consolidated financial statements.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021

(In thousands, except share and per share data)

	Historical	2021 Acquisition Transaction Accounting Adjustments - The Shops at Legacy	Notes	2021 Acquisition Transaction Accounting Adjustments - Beaver Creek Crossings	Notes	Pro Forma
Revenues
Income Properties	$13,734	$1,945	[A]	$4,896	[A]	$20,575
Management Fee Income	940	—		—		940
Interest Income from Commercial Loan and Master Lease Investments	726	—		—		726
Real Estate Operations	1,177	—		—		1,177
Total Revenues	16,577	1,945		4,896		23,418
Direct Cost of Revenues
Income Properties	(3,984)	(894)	[A]	(1,040)	[A]	(5,918)
Real Estate Operations	(252)	—		—		(252)
Total Direct Cost of Revenues	(4,236)	(894)		(1,040)		(6,170)
General and Administrative Expenses	(2,680)	—		—		(2,680)
Impairment Charges	—	—		—		—
Depreciation and Amortization	(5,567)	(962)	[B]	(2,283)	[B]	(8,812)
Total Operating Expenses	(12,483)	(1,856)		(3,323)		(17,662)
Gain on Disposition of Assets	22,666	—		—		22,666
Other Gains and Income	22,666	—		—		22,666
Total Operating Income	26,760	89		1,573		28,422
Investment and Other Loss	(797)	—		—		(797)
Interest Expense	(1,986)	(276)	[C]	(14)	[C]	(2,276)
Income (Loss) Before Income Tax Benefit (Expense)	23,977	(187)		1,559		25,349
Income Tax Expense	(30)	—		—		(30)
Net Income (Loss) Attributable to the Company	$23,947	$(187)		$1,559		$25,319
Distributions to Preferred Stockholders	(1,129)	—		—		(1,129)
Net Income (Loss) Attributable to Common Stockholders	$22,818	$(187)		$1,559		$24,190

Per Share Information:
Basic and Diluted Net Income (Loss) Attributable to Common Stockholders	$3.87	$(0.03)		$0.26		$4.10

Weighted Average Number of Common Shares
Basic and Diluted	5,901,095	5,901,095		5,901,095		5,901,095

See accompanying notes to unaudited pro forma consolidated financial statements.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(In thousands, except share and per share data)

	Historical	2021 Acquisition Transaction Accounting Adjustments - The Shops at Legacy	Notes	2021 Acquisition Transaction Accounting Adjustments - Beaver Creek Crossings	Notes	Pro Forma
Revenues
Income Properties	$49,953	$7,864	[A]	$6,481	[A]	$64,298
Management Fee Income	2,744	—		—		2,744
Interest Income from Commercial Loan and Master Lease Investments	3,034	—		—		3,034
Real Estate Operations	650	—		—		650
Total Revenues	56,381	7,864		6,481		70,726
Direct Cost of Revenues
Income Properties	(11,988)	(3,764)	[A]	(1,227)	[A]	(16,979)
Real Estate Operations	(3,223)	—		—		(3,223)
Total Direct Cost of Revenues	(15,211)	(3,764)		(1,227)		(20,202)
General and Administrative Expenses	(11,567)	—		—		(11,567)
Impairment Charges	(9,147)	—		—		(9,147)
Depreciation and Amortization	(19,063)	(3,851)	[B]	(3,043)	[B]	(25,957)
Total Operating Expenses	(54,988)	(7,615)		(4,270)		(66,873)
Gain on Disposition of Assets	9,746	—		—		9,746
Gain on Extinguishment of Debt	1,141	—		—		1,141
Other Gains and Income	10,887	—		—		10,887
Total Operating Income	12,280	249		2,211		14,740
Investment and Other Loss	(6,432)	—		—		(6,432)
Interest Expense	(10,838)	(1,106)	[C]	(19)	[C]	(11,963)
Income (Loss) Before Income Tax Benefit	(4,990)	(857)		2,192		(3,655)
Income Tax Benefit	83,499	—		—		83,499
Net Income (Loss)	$78,509	$(857)		$2,192		$79,844

Per Share Information:
Basic and Diluted Net Income (Loss) per Share	$16.69	$(0.18)		$0.47		$16.97

Weighted Average Number of Common Shares
Basic and Diluted	4,704,877	4,704,877		4,704,877		4,704,877

See accompanying notes to unaudited pro forma consolidated financial statements.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet as of September 30, 2021, unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2021, and unaudited pro forma consolidated statement of operations for the year ended December 31, 2020 present the effects of the acquisitions of The Shops at Legacy and Beaver Creek Crossings as though they had occurred on January 1, 2020, the beginning of the earliest applicable reporting period.

The acquisitions of The Shops at Legacy and Beaver Creek Crossings were funded using (a) available cash, (b) 1031 like-kind exchange proceeds generated from certain of the Company’s previously completed property dispositions, (c) proceeds from the Company’s partial exercise of its accordion option on its existing term loan, and (d) proceeds from the Company’s revolving credit facility. The Shops at Legacy acquisition was structured as a reverse like-kind exchange in order to account for possible future dispositions of income properties by the Company.

Unaudited Pro Forma Financials. The Unaudited Pro Forma Financials are based on the estimates and assumptions as of the date of this Current Report on Form 8-K set forth in the notes to the Unaudited Pro Forma Financials, which are preliminary and have been made solely for the purpose of developing such pro forma information. The Unaudited Pro Forma Financials are not necessarily indicative of the financial position or operating results that would have been achieved had the acquisition of the Properties occurred on the dates indicated, nor are they necessarily indicative of the Company’s future financial position or operating results. Assumptions underlying the adjustments to the Unaudited Pro Forma Financials are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Financials.

NOTE 2. PRO FORMA ADJUSTMENTS

Pro Forma Consolidated Balance Sheet as of September 30, 2021

[A] Represents recording the fair value of the real estate acquired subsequent to September 30, 2021 which are allocated to the acquired tangible assets, consisting of land, building and improvements, and identified intangible lease assets and liabilities, consisting of the value of above-market and below-market leases, the value of in-place leases, and the value of leasing costs. The fair value allocation was provided by a third-party valuation company.

The following represents the allocation of total acquisition costs for Beaver Creek Crossings (in thousands):

Allocation of Purchase Price:
Land, at Cost	$21,371
Building and Improvements, at Cost	39,170
Intangible Lease Assets	11,029
Intangible Lease Liabilities	(952)
Total Acquisition Cost - Purchase Price plus Acquisition Costs	$70,618

[B] Represents the draw on the Company’s revolving credit facility of $1.2 million to acquire Beaver Creek Crossings. The actual closing of the Beaver Creek Crossings acquisition was funded utilizing available cash, $66.7 million of like-kind exchange proceeds from certain of the Company’s previously completed property dispositions, primarily related to the disposition of the Company’s office property in Raleigh, North Carolina leased to Wells Fargo, and a draw on the Company’s revolving credit facility. The acquisition is summarized as follows: purchase price of $70.5 million plus closing costs of $0.1 million, of which the total acquisition cost of $70.6 million was recorded pursuant to the fair value allocation provided by a third-party valuation company, less credits of $2.7 million received at closing, reflected as an increase in Accrued and Other Liabilities and Deferred Revenue of $2.4 million and $0.3 million, respectively. In addition to the $2.7 million of credits received at closing, $0.5 million was contributed to an escrow account until certain obligations have been completed by the Company, which balance is reflected as an increase to Restricted Cash of $0.5 million with a corresponding increase to Accrued and Other Liabilities and Deferred Revenue totaling $0.4 million and $0.1 million, respectively.

Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2021

[A] Represents adjustments to income property revenues totaling $6.8 million in the aggregate, based on the calculation of rent on a straight-line basis utilizing the existing lease terms, and related direct costs of income property revenues totaling $1.9 million in the aggregate for the nine months ended September 30, 2021. The Company recognizes rental revenue from operating leases on a straight-line basis over the life of the related leases. The pro forma adjustments reflect the estimated incremental straight-line rental income to be recognized over the remaining life of the leases in The Shops at Legacy and Beaver Creek Crossings as of the acquisition dates as though they had occurred on January 1, 2020, as compared to the straight-line rental income that had been recorded in (i) the Historical Summary of Revenues and Direct Costs of Revenues of Beaver Creek Crossings for the relevant periods, and (ii) the Historical Summary of Revenues and Direct Costs of Revenues of The Shops at Legacy filed on June 25, 2021 as Exhibit 99.2 to the Company’s Current Report on Form 8-K pursuant to the requirements under Item 9.01(a) of Form 8-K.

[B] Represents depreciation and amortization of real estate acquired related to The Shops at Legacy and Beaver Creek Crossings which totaled $3.2 million in the aggregate for the nine months ended September 30, 2021 based on the estimated remaining economic useful life for tangible assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to income property revenues which totaled $0.1 million for the nine months ended September 30, 2021 and is included in the $6.8 million increase referred to in Note [A] above.

[C] Represents additional interest expense of $0.3 million related to the draws on the Company’s revolving credit facility totaling $69.9 million in the aggregate, including (i) $68.7 million in connection with the acquisition of The Shops at Legacy, and (ii) $1.2 million in connection with the acquisition of Beaver Creek Crossings. The actual closings of the Properties were funded utilizing available cash, $78.4 million of like-kind exchange proceeds from certain of the Company’s previously completed property dispositions, proceeds from the Company’s partial exercise of its accordion option on its existing term loan, and proceeds from draws on the Company’s revolving credit facility.

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2020

[A] Represents adjustments to income property revenues totaling $14.3 million in the aggregate, based on the calculation of rent on a straight-line basis utilizing the existing lease terms, and related direct costs of income property revenues totaling $5.0 million in the aggregate for the year ended December 31, 2020. The Company recognizes rental revenue from operating leases on a straight-line basis over the life of the related leases. The pro forma adjustments reflect the estimated incremental straight-line rental income to be recognized over the remaining life of the leases in The Shops at Legacy and Beaver Creek Crossings as of the acquisition dates as though they had occurred on January 1, 2020, as compared to the straight-line rental income that had been recorded in (i) the Historical Summary of Revenues and Direct Costs of Revenues of Beaver Creek Crossings for the relevant periods, and (ii) the Historical Summary of Revenues and Direct Costs of Revenues of The Shops at Legacy filed on June 25, 2021 as Exhibit 99.2 to the Company’s Current Report on Form 8-K pursuant to the requirements under Item 9.01(a) of Form 8-K.

[B] Represents depreciation and amortization of real estate acquired related to The Shops at Legacy and Beaver Creek Crossings which totaled $6.9 million in the aggregate for the year ended December 31, 2020 based on the estimated remaining economic useful life for tangible assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to income property revenues which totaled $0.4 million for the year ended December 31, 2020 and is included in the $14.3 million increase referred to in Note [A] above.

[C] Represents additional interest expense of $1.1 million related to the draws on the Company’s revolving credit facility totaling $69.9 million in the aggregate, including (i) $68.7 million in connection with the acquisition of The Shops at Legacy, and (ii) $1.2 million in connection with the acquisition of Beaver Creek Crossings. The actual closings of the Properties were funded utilizing available cash, $78.4 million of like-kind exchange proceeds from certain of the Company’s previously completed property dispositions, proceeds from the Company’s partial exercise of its accordion option on its existing term loan, and proceeds from draws on the Company’s revolving credit facility.